TUXIS
CORPORATION
================================================================================


ANNUAL REPORT
December 31, 2000


Independent Auditors                           American Stock
Tait, Weller & Baker                           Exchange Symbol:

                                               TUX

11 Hanover Square
New York, NY 10005

1-888-847-4200

www.tuxis.com

                                    American Stock                 TUX
TUXIS CORPORATION                   Exchange Symbol:
================================================================================
11 Hanover Square, New York, NY 10005
www.tuxis.com

                                                                January 18, 2001

Fellow Shareholders:

     We are pleased to submit this Annual Report for the year 2000 and to welcome our new shareholders who have made their investment since our last Report. It is noteworthy that the Fund's investment manager, CEF Advisers, Inc. and its affiliates, now own in the aggregate approximately 6% of the Fund's outstanding shares. The Fund's investment objective is to provide an attractive level of long term total return on an after tax basis, consisting of a combination of current income and capital appreciation. In seeking to achieve this objective, the Fund's investment policy is normally to invest at least 50% of its assets in municipal securities and the balance primarily in securities of selected growth companies and tax-advantaged investments. The Fund also may use leverage and futures. At December 31, 2000, approximately 93% of the Funds assets were invested in municipal securities and 7% in equity securities.

                               Review and Outlook

     The year 2000 clearly demonstrated the potential benefits that the Fund's balanced approach can offer investors. Volatility characterized many financial markets throughout the year and while some markets rose, others declined, in some cases drastically. The early months of 2000 were characterized by strong growth in the economy and a very strong stock market. As the year headed into the second half, the stock markets sold off and cautious investors turned to the bond markets for protection.

     Over the course of 2000, the yield on the Lehman Brothers Municipal Bond Index declined from 6% to 5.4%, reflecting higher bond prices, and the Index's total return was 15.24% The 10 year U.S. Treasury note outperformed most corporate bonds with a one year total return of over 14%. During this same period the Dow Jones Industrial Average, the Standard & Poor's 500 Index, and the Nasdaq Composite Index declined by 6.18%, 10.14%, and 39.00%, respectively. The Fund's fixed income price investments primarily municipal bonds, offset the Fund's negative equity and futures returns. It is gratifying to note that the Fund's strategy of investing in a mix of municipal and other securities lead to a total market return for the year ending December 2000 was +13.81% on a net asset value return of negative 0.86%.

     In 2001, our focus will be on the economy and the extent growth in the economy slows from the torrid pace set in 2000, and what effect this slowdown will have on the financial markets. Confirming the slowdown, the economy grew at an annualized rate of 1.4% in the fourth quarter of 2000, the lowest rate in over five years. Recent reports show weakness in the manufacturing sector and dramatic declines in consumer confidence. On a positive note, recent declines in interest rates and proposed tax cuts in Washington could give the economy much needed stimulus. Already in early 2001, the Federal Reserve Bank has acted decisively to cut the Federal Funds interest rate and the markets are anticipating further cuts in the future. Going forward, we will continue to look for investments with the greatest potential to provide an attractive yield of long term total return on an after tax basis, consisting of a combination of current income and capital appreciation.

                   10% Dividend Distribution Policy Continued

     The managed 10% dividend distribution policy adopted by the Fund's Board of Directors in 1998 continues to be well received. The objective is to provide shareholders with a relatively stable cash flow and reduce or eliminate any market price discount to the Fund's net asset value per share. Payments are made primarily from ordinary income and any capital gains, with the balance from return of capital. For the twelve months ended December 31, 2000, actual distributions were 10.50% of average net assets with approximately 29.59% derived from net investment income and the balance from return of capital. We believe the shares of the Fund are a sound value and an appealing investment for portfolios seeking an attractive level of long term total return on an after tax basis.

                          Reinvestment Plan Attractive

     The Fund's current net asset value per share is $13.54. With a recent closing on the American Stock Exchange of $12.25 per share, we believe this represents an important opportunity to purchase additional shares at an attractive discount from their underlying value. The Fund's Dividend Reinvestment Plan is a very effective way to add to your holding because quarterly dividend distributions are reinvested without charge at the lower of net asset value per share or market price, which can contribute importantly to growing your investment over time. Please call 1-888-847-4200, and an Investor Service Representative will be happy to assist you.

     We appreciate your support and look forward to continuing to serve your investment needs.


                                  Sincerely,


               /s/ Thomas B. Winmill      /s/ Marion E. Morris

               Thomas B. Winmill          Marion E. Morris
               President                  Senior Vice President
                                          Portfolio Manager

                                TUXIS CORPORATION
             Schedule of Portfolio Investments - December 31, 2000

      Par                                                                                  S & P           Market
     Value                                                                                 Rating           Value
---------------                                                                            ------          ------
                 MUNICIPAL BONDS (93.21%)
                 Alabama (2.10%)
       $250,000  Alabama Special Care Facilities Revenue Bonds, 5.00%,
                 due 11/1/25 ......................................................          Aaa*      $      244,590
                                                                                                       --------------
                 Arizona (5.02%)
        500,000  Phoenix General Obligation Bonds, Series A, 6.25%, due 7/1/16 ....          AA+              584,355
                                                                                                       --------------
                 Georgia (8.82%)
        400,000  Georgia State Municipal Electric Power Authority Revenue
                 Bonds, Series B, 8.25%, due 1/1/11 ...............................          A                510,764
        500,000  Private Colleges & Universities Authority Revenue Bonds,
                 Series A, 5.50%, due 11/1/24 .....................................          AA               516,250
                                                                                                       --------------
                                                                                                            1,027,014
                                                                                                       --------------
                 Hawaii (8.42%)
        500,000  Hawaii County General Obligation Bonds, Series A, 5.60%,
                 due 5/1/13 .......................................................          AAA              544,825
        400,000  Honolulu City & County General Obligation Bonds, Series A,
                 8.75%, due 1/1/03 ................................................          AA-              435,204
                                                                                                       --------------
                                                                                                              980,029
                                                                                                       --------------
                 Illinois (13.83%)
        500,000  Chicago, Illinois General Obligation Bonds, Series A,
                 5.125%, due 1/1/25 ...............................................          AAA              489,190
        500,000  Cook County, Illinois General Obligation Bonds, Series A,
                 5.00%, due 11/15/28 ..............................................          AAA              481,490
        250,000  Illinois Health Facilities Authority Revenue Bonds, Series A,
                 5.00%, due 7/1/24 ................................................          AAA              243,184
        125,000  Illinois Health Facilities Authority Revenue Bonds, 5.25%,
                 due 8/1/17 .......................................................          AAA              125,724
        250,000  Illinois Health Facilities Authority Revenue Bonds, 6.75%,
                 due 2/15/14 ......................................................          A1*              270,790
                                                                                                       --------------
                                                                                                            1,610,378
                                                                                                       --------------
                 Louisiana (2.86%)
        325,000  Louisiana Public Facilities Authority Revenue Bonds, Series A,
                 6.50%, due 3/1/02 .................................................         Aaa*             332,761
                                                                                                       --------------
                 Massachusetts (7.67%)
        300,000  Cambridge, Massachusetts General Obligation Bonds, 4.50%,
                 due 2/1/17 ........................................................         AAA              284,847
        500,000  Massachusetts State Municipal Wholesale Electric Company Power
                 Supply Systems Revenue Bonds, 5.00%, due 7/1/17 ...................         AAA              500,355
        110,000  Massachusetts State Water Resource Revenue Bonds,
                 Series B, 5.00%, due 12/1/25 ......................................         AAA              107,017
                                                                                                       --------------
                                                                                                              892,219
                                                                                                       --------------

                See accompanying notes to financial statements.

       Par                                                                                 S & P                  Market
      Value                                                                                Rating                  Value
---------------                                                                            ------                 ------
                 Mississippi (4.53%)
       $500,000  Mississippi State General Obligation Bonds, 5.10%, due 11/15/11 ....        AA               $     527,095
                                                                                                              -------------
                 New Jersey (1.83%)
        200,000  New Jersey Southern Regional High School District General
                 Obligation Bonds, 5.50%, due 9/1/07 ................................        AAA                    213,146
                                                                                                              -------------
                 New Mexico (4.25%)
        500,000  Albuquerque, New Mexico Gross Receipts Tax Revenue Bonds,
                 Series B, 5.00%, due 7/1/18 ........................................        AA                     494,425
                                                                                                              -------------
                 New York (2.67%)
        250,000  New York General Obligation Bonds, Series H, 6.00%, due 8/1/13 .....        A                      269,253
         40,000  City of New York General Obligation Bonds, Series D,
                 7.50%, due 2/1/16 ..................................................        A                       42,041
                                                                                                              -------------
                                                                                                                    311,294
                                                                                                              -------------
                 North Carolina (2.35%)
        250,000  Charlotte, North Carolina Storm Water Fee Revenue Bonds,
                 6.00%, due 6/01/20 .................................................        AA+                    274,012
                                                                                                              =============

                 Pennsylvania (7.74%)
        500,000  Pennsylvania State Higher Education Facilities Authority Revenue
                 Bonds, Series A, 5.00%, due 8/01/29 ................................        AAA                    474,635
        425,000  Pittsburgh & Allegheny County Public Auditorium Regional Asset
                 District Sales Tax Revenue Bond, 5.25%, due 2/01/31 ................        AAA                    426,092
                                                                                                              -------------
                                                                                                                    900,727
                                                                                                              -------------
                 South Carolina (6.04%)
        450,000  Beaufort County School District General Obligation Bonds,
                 Series B, 5.625%, due 3/1/18 .......................................        AA+                    470,948
        250,000  Piedmont Municipal Power Agency Revenue Bonds, Series A,
                 4.75%, due 1/1/25 ..................................................        AAA                    232,247
                                                                                                              -------------
                                                                                                                    703,195
                                                                                                              -------------
                 Texas (7.89%)
        500,000  Alvin Texas Independent School District General Obligation Bonds,
                 5.25%, due 8/15/25 .................................................        Aaa*                   502,030
        400,000  San Antonio Electric & Gas Revenue Bonds, 5.50%, due 2/1/15 ........        AA                     416,000
                                                                                                              -------------
                                                                                                                    918,030
                                                                                                              -------------

                See accompanying notes to financial statements.


      Par                                                                              S & P                    Market
     Value                                                                             Rating                    Value
---------------                                                                        ------                   ------
                 Vermont (2.04%)
     $  250,000  Vermont Educational and Health Buildings Financing Agency
                 Revenue Bonds, 5.00%, due 11/01/38 ................................     AA                 $      237,982
                                                                                                            --------------
                 Wisconsin (5.15%)
        500,000  Wisconsin Clean Water Revenue Bonds, Series 1,
                 6.875%, due 6/1/11 ................................................     AA+                       599,060
                                                                                                            --------------
                   Total Municipal Bonds (cost: $10,100,812) .......................                             10,850,31
                                                                                                            --------------


     Shares
     ------
                 COMMON STOCKS (6.79%)
                 Investment Advice (3.94%)
          6,100  Alliance Capital Management Holding L.P. ..........................                               308,812
          3,800  Stilwell Financial, Inc. ..........................................                               149,863
                                                                                                            --------------
                                                                                                                   458,675
                                                                                                            --------------
                 Petroleum Refining (1.50%)
          2,000  Exxon Mobil Corp. .................................................                               173,875
                                                                                                            --------------
                 Real Estate Investment Trusts (1.35%)
          9,500  Mills Corp ........................................................                               157,344
                                                                                                            --------------

                   Total Common Stocks (cost: $778,180) ............................                               789,894
                                                                                                            --------------
                     Total Investments (cost: $10,878,992) (100.00%) ...............                        $   11,640,206
                                                                                                            ==============

*   Moody's rating.


                See accompanying notes to financial statements.

                               TUXIS CORPORATION

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS:
   Investments at market value
     (cost: $10,878,992) (note 1) ............   $ 11,640,206
   Interest receivable .......................        221,092
   Other assets ..............................          2,981
                                                 ------------
        Total assets .........................     11,864,279
                                                 ------------
LIABILITIES:
   Demand notes payable to bank (note 5) .....        572,767
   Accrued expenses ..........................         46,632
   Accrued management fees ...................          5,679
                                                 ------------
        Total liabilities ....................        625,078
                                                 ------------
NET ASSETS: (applicable to 845,860
   shares outstanding: 1,000,000,000
   shares of $.01 par value authorized) ......   $ 11,239,201
                                                 ============
NET ASSET VALUE PER SHARE
   ($11,239,201 / 845,860 shares
   outstanding) ..............................   $      13.29
                                                 ============

At December 31, 2000, net assets consisted of:
   Paid-in capital ...........................   $ 10,911,287
   Net unrealized appreciation
     on investments ..........................        761,214
   Accumulated net realized loss
     on investments ..........................       (433,300)
                                                 ------------
                                                 $ 11,239,201
                                                 ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME:
   Interest ..................................   $    576,390
   Dividends (net of foreign taxes of $553) ..         19,245
                                                 ------------
     Total investment income .................        595,635
                                                 ------------

EXPENSES:
   Investment management (note 3) ............         68,443
   Custodian .................................         41,214
   Directors .................................         39,130
   Transfer agent ............................         23,251
   Professional (note 3) .....................         22,343
   Interest (note 5) .........................         20,978
   Printing ..................................         15,733
   Registration (note 3) .....................         11,590
   Other .....................................          3,670
                                                 ------------
     Total expenses ..........................        246,352
     Fee reduction (note 4) ..................         (1,051)
                                                 ------------
     Net expenses ............................        245,301
                                                 ------------
     Net investment income ...................        350,334
                                                 ------------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES:
   Net realized gain on investments ..........        664,966
   Net realized loss from futures and foreign
        currency transactions ................       (911,190)
   Unrealized depreciation of investments
     during the period .......................       (356,009)
                                                 ------------
     Net realized and unrealized loss on
          investments ........................       (602,233)
                                                 ------------
        Net decrease in net assets resulting
          from operations ....................   $   (251,899)
                                                 ============

                See accompanying notes to financial statements.

                               TUXIS CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS
For the Years ended December 31, 2000 and 1999


                                                                                         Year Ended
                                                                                         December 31,
                                                                                 ---------------------------
                                                                                     2000            1999
                                                                                 ------------     ----------
OPERATIONS
   Net investment income ...................................................... $     350,334  $     307,612
   Net realized gain (loss) on investments ....................................       664,966          1,776
   Net realized gain (loss) from foreign currency and futures transactions ....      (911,190)            --
   Unrealized appreciation (depreciation) of investments during the period ....      (356,009)        14,479
                                                                                -------------  -------------
             Net change in net assets resulting from operations ..............       (251,899)       323,867

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income ($0.43 and $0.40 per share,
     respectively) ............................................................      (350,334)      (307,612)
   Distributions in excess of net investment income ($0.29 and $.023 per share,
     respectively) ............................................................      (238,808)      (181,065)
   Distributions from paid-in capital ($0.73 and $0.97 per share,
     respectively) ............................................................      (594,797)      (746,452)

CAPITAL SHARE TRANSACTIONS:
     Increase in net assets resulting from reinvestment of distributions
       (46,709 and 42,713 shares, respectively) (note 6) ......................       533,520        540,375
                                                                                -------------  -------------
             Total change in net assets .......................................      (902,318)      (370,887)

NET ASSETS:
   Beginning of year ..........................................................    12,141,519     12,512,406
                                                                                -------------  -------------
   End of year ................................................................ $  11,239,201  $  12,141,519
                                                                                =============  =============

                See accompanying notes to financial statements.

                          Notes to Financial Statements

(1) Tuxis Corporation (the "Fund"), a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the American Stock Exchange, Inc. The investment objective of the Fund, which is non-fundamental and may be changed by the Board of Directors without shareholder approval, is to provide an attractive level of long term total return on an after tax basis, consisting of current income and capital appreciation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, municipal securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the mean between the most recently quoted bid and asked prices. Money market securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the most recent bid price or yield equivalent. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by or under the direction of the Board of Directors. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts are amortized in accordance with income tax regulations. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 2000, the Fund had an unused capital loss carryforward of approximately $115,000 which expires in 2002. Based on Federal income tax cost of $10,878,992, gross unrealized appreciation and gross unrealized depreciation was $788,341 and $27,127 respectively at December 31, 2000.

(3) The Fund retains CEF Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee from its assets, such fee to be computed weekly and paid monthly in arrears at the annual rate of 0.60% of the first $500 million and 0.50% over $500 million of the Fund's net assets. The fee is calculated by determining net assets on each Friday and applying the applicable rate to such amount for the number of days in the week. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $7,927 for providing certain administrative and accounting services at cost for the year ended December 31, 2000.

(4) Purchases and proceeds of sales of securities other than short term notes aggregated $13,632,852 and $12,485,543, respectively, for the year ended December 31, 2000. The Fund has entered into an arrangement with its custodian whereby interest earned on cash balances is used to offset a portion of the Fund's expenses. During the year ended December 31, 2000, the Fund's custodian fees were reduced by $1,051 under this agreement.

(5) The Fund has a committed bank line of credit. At December 31, 2000, there was a balance outstanding of $572,767 on the line of credit and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the year ended December 31, 2000, the weighted average interest rate was 7.66% based on the balances outstanding during the period and the weighted average amount outstanding was $273,922. The Fund participates in repurchase agreements with the Fund's custodian.

The custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is marked-to-market daily to ensure that its value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, realization and/or retention of the collateral may be subject to legal proceedings.

(6) The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the trading day prior to the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

                               TUXIS CORPORATION

                             FINANCIAL HIGHLIGHTS



                                                               2000       1999          1998           1997         1996
                                                            ---------------------------------------------------------------
PER SHARE DATA
Net asset value at beginning of year ....................   $   15.19  $   16.54     $    16.74     $    16.41     $  17.04
                                                            ---------  ---------     ----------     ----------     --------
Income from investment operations:
   Net investment income ................................         .43        .40            .57            .58          .69
   Net realized and unrealized gain (loss) on
    investments .........................................        (.88)      (.15)           .57            .59         (.62)
                                                            ---------  ---------     ----------     ----------     --------
     Total from investment operations ...................        (.45)      (.25)          1.14           1.17          .07
                                                            ---------  ---------     ----------     ----------     --------
Less distributions:
   Distributions from net investment income .............        (.43)      (.40)          (.57)          (.58)        (.70)
   Distributions in excess of net realized gains.........        (.29)      (.23)          (.55)          (.26)          --
   Distributions from paid in capital ...................        (.73)      (.97)          (.22)            --           --
                                                            ---------  ---------     ----------     ----------     --------
     Total distributions ................................       (1.45)     (1.60)         (1.34)          (.84)        (.70)
                                                            ---------  ---------     ----------     ----------     --------
Net asset value at end of year ..........................   $   13.29  $   15.19     $    16.54     $    16.74     $  16.41
                                                            =========  =========     ==========     ==========     ========
Per share market value at end of year ...................   $   11.50  $   11.50     $    16.38     $    14.88     $  14.38
                                                            =========  =========     ==========     ==========     ========
TOTAL RETURN ON NET ASSET VALUE BASIS ...................        (.86)%     4.01%          7.40%          8.17%          61%
                                                            =========  =========     ==========     ==========     ========
TOTAL RETURN ON MARKET VALUE BASIS(a) ...................       13.31%    (20.46)%        19.66%         (9.73)%     (11.87)%
                                                            =========  =========     ==========     ==========     ========
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) .............   $  11,239  $  12,142     $   12,512     $   12,139     $ 11,491
                                                            =========  =========     ==========     ==========     ========
Ratio of expenses to average net assets (b)(c) ..........        2.16%      1.82%          1.89%          1.70%        1.68%
                                                            =========  =========     ==========     ==========     ========
Ratio of net investment income to average net assets ....        3.07%      2.61%          3.40%          3.53%        4.14%
                                                            =========  =========     ==========     ==========     ========
Portfolio turnover rate .................................         116%        98%            26%            43%         78%
                                                            =========  =========     ==========     ==========     ========

  * Per share net investment income and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

(a) Effective November 8, 1996, the Fund converted from on open-end management investment company to a closed-end management investment company. The Fund has calculated total return on market value basis based on purchases and sales of shares of the Fund at current market values and reinvestment of dividends and distributions at the lower of the per share net asset value on the payment date or the average of the closing market prices for the five days preceding the payment date.

(b) Ratio prior to reimbursement by the Investment Manager was 1.94% for the year ended December 31, 1996.

(c) Ratio after the reduction of custodian fees under a custodian agreement was 2.19%, 1.77%, 1.85% and 1.68% for the years ended December 31, 2000, 1999,
    1998, and 1997 respectively. There were no custodian fee credits for 1996.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors and Shareholders of
Tuxis Corporation:

     We have audited the accompanying statement of assets and liabilities of Tuxis Corporation, including the schedule of portfolio investments as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tuxis Corporation as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                        TAIT, WELLER & BAKER
                                        Certified Public Accountants

Philadelphia, Pennsylvania
January 12, 2001

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TUXIS CORPORATION
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11 Hanover Square
New York, NY 10005

Printed on recycled paper  [LOGO OF RECYCLED PAPER]

TUX-AR-12/00